Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 634,167,000
Previously Paid Amount	87,578.47
Total Fee Amount	87,578.47
Total Offset Amount	0.00
Net Fee	$ 0.00